FOR IMMEDIATE RELEASE: August 25, 2025 Centrus Signs Agreement with KHNP and POSCO International for Potential Investment in American Uranium Enrichment Provides Further Validation of and Market Demand for Centrus’ Technology Provides a Framework for Future Private Investments to Support Enrichment Expansion BETHESDA, MD – Centrus Energy (NYSE American: LEU) today signed a Memorandum of Understanding (MOU) with Korea Hydro & Nuclear Power (KHNP) and POSCO International to explore potential investment to support expansion of Centrus’ uranium enrichment plant in Piketon, Ohio. U.S. Secretary of Commerce Howard Lutnick and Korea’s Minister of Trade, Industry and Energy Kim Jung-kwan attended the signing of the agreement, which is aimed at deepening U.S.-Korea cooperation on civilian nuclear energy. Centrus and KHNP also agreed to an increase in the supply volume of enriched uranium under the contract they signed in February 2025. “We are proud to be strengthening our relationship with our partners in Korea in support of our work to restore America’s ability to enrich uranium at a large scale,” said Centrus President and CEO Amir Vexler. “This agreement reflects strong demand for a U.S.-owned uranium enrichment capability and another potential avenue for private investment capital to bring added supply diversity and competition to the marketplace – and meet Korea’s need for affordable, reliable fuel supplies for both new and existing reactors.” Centrus and KHNP finalized a supply contract in February 2025 to support construction of new uranium enrichment capacity at Centrus’ American Centrifuge Plant in Ohio. The two companies today agreed to a higher supply volume of Low-Enriched Uranium (LEU) under that contract. The entire supply commitment, including the expanded volumes, is contingent upon Centrus receiving the necessary federal funding to build the new LEU production capacity. Centrus is competing for funding from the U.S. Department of Energy to expand U.S. enrichment capacity. This federal investment is crucial to achieving economies of scale and enabling a U.S.-owned enrichment capacity to compete against foreign, state-owned enterprises that currently have almost 100% of the world’s uranium enrichment capacity. Centrus is committed to matching federal funds with substantial private capital and utility purchase commitments as part of a public-private partnership. Today’s MOU, which is non-binding, is aimed at facilitating additional private sector capital to support the potential expansion of Centrus’ enrichment capacity in Ohio. The agreement also calls for the companies to explore additional opportunities for cooperation, such as additional supply agreements for LEU as well as High-Assay, Low-Enriched Uranium (HALEU) for next generation reactors. Korea represents one of the largest potential export markets for U.S. enriched uranium and is leading the development and construction of new reactors around the world. With 26 nuclear reactors in operation and four under construction, KHNP is the world’s third largest nuclear plant operator. POSCO International, a global leader in international trading and energy infrastructure development, is working to develop a next-generation High- Temperature Gas Reactor powered by HALEU. About Centrus Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com. # # # Forward-Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control.

For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: geopolitical conflicts, including the war in Ukraine; market demand and competition; changes in economic or industry conditions; supply chain disruptions; the imposition of tariffs and/or sanctions that impact our ability to obtain, deliver, transport, or sell LEU or the SWU and natural uranium hexafluoride components of LEU delivered to us under the TENEX Supply Contract or other supply contracts or make related payments or deliveries of natural uranium hexafluoride to TENEX; regulatory approvals and compliance requirements; technological changes; DOE procurement decisions; U.S. government appropriations; government decisions regarding, our lease with the DOE in Piketon, Ohio, including with respect to the term and the scope of permitted activities; our ability to attract qualified employees necessary for the potential expansion of our operations in Oak Ridge, Tennessee or Piketon, Ohio; and our ability to execute our strategic initiatives. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our most recent Annual Report on Form 10-K, under Part II, Item 1A - “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Media: Dan Leistikow at LeistikowD@centrusenergy.com Investors: Neal Nagarajan at NagarajanNK@centrusenergy.com